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                                                                EXHIBIT 10.1.27

                                                              EXECUTION VERSION

                 SECURITY AGREEMENT, dated as of December 8, 1997, made by APS HOLDING CORPORATION (the "Grantor"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Credit Agreement, dated as of January 25, 1996 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among A.P.S., Inc., a Delaware corporation (the "Borrower"), the Agent and the Lenders.


                             W I T N E S S E T H :


                 WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement, pursuant to which the Lenders have severally agreed to make Loans and provide other financial accommodations to the Borrower upon the terms and subject to the conditions set forth therein;

                 WHEREAS, the Borrower has failed to comply with the requirements of subsection 8.1 of the Credit Agreement at the last day of the fiscal quarter ended October 25, 1997 (the "Existing Defaults") and, pursuant to the Fifth Amendment and Waiver, dated as of October 25, 1997, to the Credit Agreement, the Lenders have waived the Existing Defaults until December 31, 1997;

                 WHEREAS, the Borrower has requested that the Agent and the Lenders enter into that certain Sixth Amendment, Waiver and Agreement, dated as of December 8, 1997, to the Credit Agreement (the "Sixth Amendment and Waiver"), pursuant to which the Lenders would, among other things, agree, subject to the terms and conditions thereof, to forbear, until February 10, 1998 or the occurrence of certain other events, from the exercise of their rights and remedies under the Loan Documents and applicable law with respect to
(i) the Existing Defaults following the expiration of the Fifth Amendment and Waiver and (ii) any Default or Event of Default arising out of the failure of the Borrower to comply with the requirements of subsection 8.1 of the Credit Agreement at the last day of the fiscal quarter ending January 31, 1998 (together with the Existing Defaults, the "Covenant Defaults");

                 WHEREAS, in connection with, and as a condition precedent to, the execution of the Credit Agreement, the Grantor executed and delivered to the Agent the Amended and Restated Guarantee, dated as of January 25, 1996 (the "Holding Guarantee"), pursuant to which, among other things, the Grantor unconditionally and irrevocably guaranteed to the Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance by the Borrower when due and payable of the Obligations (as defined in the Holding Guarantee);
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                 WHEREAS, pursuant to the Holding Guarantee, the Grantor agreed to restrict its business to the activities described in subsections 10(b) and
(c) thereof, and the Grantor asserts that it is in compliance with said subsections and, accordingly, does not, as of the date hereof, own any material assets or property other than the Pledged Stock (as defined in the Holding
Stock Pledge Agreement); and

                 WHEREAS, it is nonetheless a condition precedent to the effectiveness of the Sixth Amendment and Waiver that, in order to further secure the Grantor's obligations under the Holding Guarantee, the Grantor shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders;

                 NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to enter into the Sixth Amendment and Waiver, the Grantor hereby agrees with the Agent, for the benefit of the Lenders, as follows:

                 1. Defined Terms. (a) Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms are used herein as defined in the Uniform Commercial Code in effect in the State of New York from time to time:
Accounts, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Investment Property and Proceeds; and the following terms shall have the following meanings:

                 "Agreement": this Security Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.

                 "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

                 "Collateral":  as defined in Section 2 of this Agreement.

                 "Concentration Account": the cash collateral account established at the office of Chemical Bank located at 270 Park Avenue, New York, New York 10017, in the name of the Agent, Account No. 323261655.

                 "Copyright Licenses": any written agreement, naming the Grantor as licensor, granting any right under any Copyright.

                 "Copyrights": (i) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and
         (ii) all renewals thereof.
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                 "General Fund Account":  the general fund account established at the office of Chemical Bank located at 270 Park Avenue, New York, New York 10017, in the name of the Borrower, Account No. 323250343.

                 "Lockbox System":  as defined in the Borrower Security
         Agreement.

                 "Obligations":  as defined in the Holding Guarantee.

                 "Patent License": any written agreement providing for the grant by the Grantor of any right to manufacture, use or sell any invention covered by a Patent.

                 "Patents": (a) all letters patent of the United States and all reissues and extensions thereof and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in- part thereof.

                 "Secured Obligations": the collective reference to (a) the Obligations and (b) all obligations and liabilities of the Grantor which may arise under or in connection with this Agreement or any other Loan Document to which the Grantor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Grantor pursuant to the terms of this Agreement or any other Loan Document), provided that anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Grantor hereunder and under the Loan Documents shall in no event exceed an amount which, under applicable federal and state laws, including those relating to the insolvency of debtors, would result in the avoidance or illegality of the obligations of the Grantor hereunder and under the Loan Documents.

                 "Trademark License": any written agreement providing for the grant by the Grantor of any right to use any Trademark, but excluding the grant of any such right to any automotive parts store or warehouse
         (i) to which the Grantor, the Borrower or any of its Subsidiaries sells goods in connection with the Borrower's Big A(R) program or which otherwise participates in the Borrower's Big A(R) program, (ii) in connection with the Installers' Service Warehouse or Installers Express programs or (iii) in connection with any other similar programs that may have been or may be created by the Grantor, the Borrower or any Restricted Subsidiary after January 25, 1996.

                 "Trademarks": (a) all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter
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         adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof and (b) all renewals thereof.

                 "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

                 (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                 (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Grantor hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of the following property, if any, now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                 (i)   all Accounts;

                (ii)   all Chattel Paper;

               (iii)   all Documents;

                (iv) all Equipment (other than motor vehicles covered by certificate of title statutes);

                 (v)   all General Intangibles;

                (vi) all Instruments (other than "Collateral" as defined in the Note Pledge Agreement);

               (vii)   all Inventory;

              (viii) all Investment Property (other than "Collateral" as defined in the Holding Stock Pledge Agreement);

                (ix)   all Trademarks;

                 (x)   all Trademark Licenses; and

                (xi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

provided, that (a) in the case of any Instrument or other contract or agreement with or issued by Persons other than a Subsidiary of the Grantor that would otherwise be included in the
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foregoing Collateral, the foregoing will not be deemed to grant a security interest therein under this Agreement (and such Instrument or other contract or agreement shall not be deemed to constitute a part of the Collateral) for so long as the granting of a security interest pursuant to the terms hereof would result in a breach, default or termination of such Instrument or other contract or agreement and (b) in the case of any property (the "Prince-Oracle Collateral") subject to the security interest granted to Prince-Oracle Auto Parts and Equipment, Inc. ("Prince-Oracle") pursuant to the Security Agreement (Purchase Money), dated March 1, 1993 (the "Prince-Oracle Security Agreement"), between Prince- Oracle and Big A Auto Parts, Inc., the foregoing will not be deemed to grant a security interest therein under this Agreement (and such Prince-Oracle Collateral shall not be deemed to constitute a part of the Collateral) until such time as, and only to the extent that, such Prince-Oracle Collateral ceases to be subject to the security interest granted pursuant to the Prince-Oracle Security Agreement. The Grantor shall use its reasonable best efforts to cause each Instrument entered into, created or made after the Effective Date and owned by it to be subject to the Lien and security interest created pursuant to this Agreement.

                 3. Rights of Agent and Lenders; Limitations on Agent's and Lenders' Obligations.

                 (a) No Liability of Agent or Lenders under Accounts. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (b) Notice to Account Debtors. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify the account debtors on the Accounts then owned by it that such Accounts have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent. At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Agent may in its own name or in the name of others communicate with account debtors on such Accounts to verify with them to its satisfaction the existence, amount and terms of such Accounts.
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                 (c)  Analysis of Accounts.  At any time that the Grantor shall own any Accounts and from time to time, the Agent shall have the right, upon reasonable advance notice to the Grantor and at reasonable intervals, to make test verifications of the Accounts then owned by it in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Agent may reasonably require in connection therewith. At any time that the Grantor shall own any Accounts and from time to time, upon the Agent's reasonable request, at reasonable intervals and, in the event that such request is made in connection with the annual audit of the Grantor's financial statements by independent public accountants, at the reasonable expense of the Grantor, the Grantor shall cause Coopers & Lybrand, or other independent public accountants or others reasonably satisfactory to the Agent, to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts then owned by the Grantor.

                 (d) Collections on Accounts. If required by the Agent at any time when an Event of Default has occurred and is continuing, any payments of Accounts then owned by the Grantor, when collected by the Grantor, shall be forthwith (and, in any event, within two Business Days of receipt by the Grantor) deposited or otherwise transferred by the Grantor in or to the Concentration Account maintained by the Agent, subject to withdrawal by the Agent for the account of the Lenders only, as hereinafter provided. Until so turned over, all such payments shall be held by the Grantor in trust for the benefit of the Agent and the Lenders, segregated from other funds of the Grantor. All Proceeds constituting collections of Accounts while held by the Agent (or by the Grantor in trust for the benefit of the Agent and the Lenders) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, the Agent shall hold all or any part of the funds on deposit in the Concentration Account on account of the Secured Obligations (whether matured or unmatured) and may apply such funds from time to time to the Secured Obligations then due and owing, and any part of such funds which the Agent does not so apply shall be paid over from time to time by the Agent to the Grantor or to whomsoever may be lawfully entitled to receive the same. At any time when an Event of Default has occurred and is continuing, at the Agent's request, the Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts then owned by the Grantor, including, without limitation, all statements relating to such Accounts.

                 (e) Lockbox System; Concentration Account. (i) The Proceeds of all Accounts, if any, owned by the Grantor (except as permitted under subsection 8.19 of the Credit Agreement) shall be deposited into the Lockbox System in accordance with the Lockbox Agreements. Without the prior consent of the Agent, the Grantor shall not, in a manner materially adverse to the Lenders, change
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the general instructions given to account debtors on or prior to the date hereof in respect of payment on Accounts to be deposited in the Lockbox System. Until the Agent shall have advised the Grantor to the contrary, the Grantor shall, and the Agent hereby authorizes the Grantor to, enforce and collect all amounts owing on the Accounts, if any, owned by the Grantor, for the benefit and on behalf of the Agent and the Lenders; provided, however, that such privilege shall automatically be suspended upon the occurrence of an Event of Default specified in Section 9(f) of the Credit Agreement and may at the option of the Agent be terminated upon the occurrence and during the continuance of any other Event of Default.

                 (ii) All Proceeds of Accounts which have been received on any Business Day through the Lockbox System will be transferred into the Concentration Account on such Business Day to the extent required by the applicable Lockbox Agreement. All Proceeds received on any Business Day by the Agent pursuant to paragraph (e) above will be transferred into the Concentration Account on such Business Day. The Concentration Account is, and shall remain, under the sole dominion and control of the Agent. The Grantor acknowledges and agrees that (A) the Grantor has no right of withdrawal from the Concentration Account, (B) the funds on deposit in the Concentration Account shall continue to be collateral security for all of the Secured Obligations and (C) upon the occurrence and during the continuance of an Event of Default, at the Agent's election, the funds on deposit in the Concentration Account shall be applied as provided in paragraph (e) above. So long as no Event of Default has occurred and is continuing (other than any Covenant Default during the Sixth Amendment Period), the Agent shall cause the amounts on deposit in the Concentration Account to be applied or held in accordance with subsection 8.19(c) of the Credit Agreement.

                 4. Representations and Warranties. The Grantor (I) hereby represents and warrants that (A) the Grantor does not conduct, transact or otherwise engage, and has not committed to conduct, transact or otherwise engage, in any business or operations other than as permitted by subsections 10(b) and (c) of the Holding Guarantee and (B) except as set forth on Schedule 1 hereto, as of the date hereof, the Grantor does not own any Accounts or any other material Collateral and (II) without limiting the foregoing representations and warranties or the acknowledgements in Section 20 hereof, hereby represents and warrants as follows:

                 (a)      Title; No Other Liens.  Except for the Lien granted
         to the Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Loan Documents, if and when the Grantor acquires any Collateral, it will own each item of such Collateral free and clear of any and all Liens. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of such Collateral is on file or of record in any public office, except such as may have been filed in favor
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         of the Agent, for the ratable benefit of the Lenders, pursuant to this
         Agreement, or as may be permitted pursuant to the Loan Documents.

                 (b) Perfected Liens. (i) If and when the Grantor acquires any Collateral, this Agreement will be effective to create, as collateral security for the Secured Obligations, valid and enforceable Liens on such Collateral in favor of the Agent, for the ratable benefit of the Lenders.

                 (ii) Except with regard to (A) Liens in Equipment constituting Fixtures, (B) Liens upon the Trademarks and Trademark Licenses, which Liens, to the extent not otherwise perfected by the filing of Uniform Commercial Code financing statements, would, or in the case of Trademark Licenses may, be perfected upon filing and acceptance thereof in the United States Patent and Trademark Office and in appropriate offices under applicable State trademark laws and
         (C) Liens on uncertificated securities, upon filing of the financing statement to be delivered to the Agent by the Grantor promptly after the date hereof in the jurisdiction listed on Schedule 2 hereto (which financing statement will be in proper form for filing in such jurisdiction) (and the making of filings in any other jurisdiction as may be necessary under any Requirement of Law after the date hereof) and the delivery to, and continuing possession by, the Agent of all Instruments, Chattel Paper and Documents, if any, a security interest in which is perfected by possession, the Liens created pursuant to this Agreement will constitute valid and perfected Liens on the Collateral, if any, in favor of the Agent, for the ratable benefit of the Lenders, which Liens will be prior to all other Liens on such Collateral, except Liens permitted to exist on such Collateral pursuant to the Credit Agreement or the other Loan Documents, and which Liens will be enforceable as such against all creditors of and purchasers (except, with respect to goods only, buyers in the ordinary course of business to the extent provided in Section 9-307(1) of the
         Code) from the Grantor and against any owner or purchaser of the real property where any of the Equipment, if any, is located and any present or future creditor obtaining a Lien on such real property, except for enforcement against landlords and their mortgagees with respect to prior claims in Equipment constituting Fixtures, and except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                 (c) Accounts. The amount represented by the Grantor to the Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts, if any, will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of the
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         Grantor and/or any of its Subsidiaries in accordance with GAAP.  The places where the Grantor will keep its records, if any, concerning the Accounts are 15710 John F. Kennedy Boulevard, Suite 700, Houston, Texas 77032- 2347, 12165 Pacific Street, Omaha, Nebraska 68154, 4704 Harlan, Suite 511, Denver, Colorado 80212 and 3000 Pawnee Street, Houston, Texas 77054, or such other location or locations of which the Grantor shall have provided prior written notice to the Agent pursuant to Section 5(p).

                 (d) Consents. If and when the Grantor acquires any Account, such Account will be in full force and effect and will constitute a valid and legally enforceable obligation of the Grantor and (to the knowledge of the Grantor) each other party thereto except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and except to the extent the failure of any such Account to be in full force and effect or valid or legally enforceable would not be reasonably expected, in the aggregate, to have a material adverse effect on the value of the Collateral (as defined in the Credit Agreement). No consent or authorization of, filing with or other act by or in respect of any Governmental Authority will have been required in connection with the execution, delivery, performance, validity or enforceability of any Account (if and when such Account is acquired by the Grantor) by any party thereto other than those which will have been duly obtained, made or performed and will be in full force and effect and those the failure of which to make or obtain will not be reasonably expected, in the aggregate, to have a material adverse effect on the value of the Collateral (as defined in the Credit Agreement). If and when the Grantor acquires any Account, neither the Grantor nor (to the knowledge of the Grantor) any other party to such Account will be in default in the performance or observance of any of the terms thereof, except for such defaults as will not reasonably be expected, in the aggregate, to have a material adverse effect on the value of the Collateral (as defined in the Credit Agreement). The right, title and interest of the Grantor in, to and under each such Account will not be subject to any defense, offset, counterclaim or claim which would be reasonably expected, either individually or in the aggregate, to have a material adverse effect on the value of the Collateral (as defined in the Credit Agreement).

                 (e) Location of Tangible Property. Any Inventory or Equipment owned by the Grantor shall be kept at the locations listed on Schedule 1 hereto and/or such other locations of which the Grantor shall provide written notice to the Agent pursuant to Section 5(p).

                 (f) Chief Executive Office. The Grantor's chief executive office and chief place of business is located at

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         15710 John F. Kennedy Boulevard, Suite 700, Houston, Texas 77032-2347
         or such other location of which the Grantor shall have provided written notice to the Agent pursuant to Section 5(p).

                 (g) Farm Products. None of the Collateral constitutes, or will be the Proceeds of, Farm Products.

                 (h) Governmental Obligors. None of the Obligors on any Accounts will be a Governmental Authority, except for any such Accounts that are not material in relation to the business of the Grantor and its Subsidiaries, taken as a whole.

                 (i) Prince-Oracle Collateral. The Prince-Oracle Collateral is not subject to any security interest other than the security interest granted pursuant to the Prince-Oracle Security Agreement or as may be permitted pursuant to the Loan Documents.

                 The Grantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Grantor on and as of each date on which an Extension of Credit is made by the Lenders to the Borrower under the Credit Agreement, in each case as though made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                 5. Covenants. The Grantor covenants and agrees with the Agent and the Lenders, and, with respect to Section 5(a), the Agent covenants and agrees with the Grantor, that, from and after the date of this Agreement until the payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing, the termination of the Commitments and the expiration, termination or return to the Issuing Lender of the Letters of
Credit:

                 (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time after the Grantor shall have acquired any material Collateral and from time to time, upon the written request of the Agent or the Grantor, as the case may be, and at the sole expense of the Grantor, the Grantor or the Agent, as the case may be, will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent or the Grantor may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a

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         financing statement for filing in any jurisdiction.  The Agent agrees to notify the Grantor and the Grantor agrees to notify the Agent of any financing or continuation statement filed by it pursuant to this
         Section 5(a), provided that any failure to give any such notice shall not affect the validity or effectiveness of any such filing. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be promptly delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement. The Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with a transaction permitted under subsection 8.15 of the Credit Agreement.

                 (b) Indemnification. The Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities and reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay by the Grantor in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Grantor in complying with any material Requirement of Law applicable to any of the Collateral or
         (iii) in connection with any of the transactions contemplated by this Agreement, provided that such indemnity shall not, as to the Agent or any Lender, be available to the extent that such liabilities, costs and expenses resulted from the gross negligence or willful misconduct of the Agent or any Lender. In any suit, proceeding or action brought by the Agent or any Lender under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Grantor will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a material breach by the Grantor of any obligation thereunder.

                 (c) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral, if any, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, if any. For the Agent's and the Lenders' further security, the Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the Grantor's books and records, if any, pertaining to the Collateral, and the Grantor shall

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         permit the Agent or its representatives to review such books and records upon reasonable advance notice during normal business hours at the location where such books and records are kept and at the reasonable request of the Agent.

                 (d) Right of Inspection. Upon reasonable advance notice to the Grantor and at reasonable intervals, or at any time and from time to time after the occurrence and during the continuance of an Event of Default, the Agent and the Lenders shall have reasonable access during normal business hours to all the books, correspondence and records of the Grantor, and the Agent and the Lenders and their respective representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Agent and the Lenders, at the Grantor's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. If the Grantor owns any Inventory or Equipment, the Agent and the Lenders and their respective representatives shall also have the right upon reasonable advance notice to the Grantor to enter during normal business hours into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                 (e) Compliance with Laws, etc. The Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral, if any, or any part thereof, except to the extent that the failure to so comply would not be reasonably expected to materially adversely affect in the aggregate the Agent's or the Lenders' rights hereunder, the priority of their Liens on the Collateral or the value of the Collateral.

                 (f) Compliance with Contractual Obligations. The Grantor will perform and comply in all material respects with all its Contractual Obligations relating to the Collateral, if any, unless (i) such performance or compliance is fully excused by breach by the other party or parties thereto or (ii) such failure to comply or perform would not be reasonably expected in the aggregate to have a material adverse effect on the value of the Collateral (as defined in the Credit Agreement).

                 (g) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, if any, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings diligently conducted and (ii) such tax, assessment, charge or levy is adequately reserved against on the Grantor's or any of its Subsidiaries' books in accordance with GAAP.

                 (h) Limitation on Liens on Collateral and Prince-Oracle Collateral. The Grantor will not create, incur or permit to exist, will defend the Collateral, if any, and the Prince-Oracle Collateral against, and will take such other action as is reasonably necessary to remove, any Lien or material adverse claim on or to any of the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Loan Documents, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                 (i) Limitations on Dispositions of Collateral. Without the prior written consent of the Agent, the Grantor will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, if any, or attempt, offer or contract to do so, except as permitted by this Agreement or the Credit Agreement.

                 (j) Limitations on Modifications, Waivers, Extensions of Licenses and Accounts. If the Grantor owns any Accounts, it will not, except in the ordinary course of business, amend, modify, terminate or waive any provision of any agreement giving rise to a material Account in any manner which would reasonably be expected to materially adversely affect the value of such Account as Collateral.

                 (k) Limitations on Discounts, Compromises, Extensions of Accounts. At any time the Grantor owns any Accounts, the Grantor will not, except in the ordinary course of business, grant any extension of the time of payment of any material Account owned by it, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon, unless such extensions, compromises, compoundings, settlements, releases, credits or discounts are permitted by the Loan Documents.

                 (l) Maintenance of Equipment. The Grantor will maintain each material item of Equipment, if any, in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose, except to the extent that the failure to do any of the foregoing would not be reasonably expected to have a Material Adverse Effect.

                 (m) Maintenance of Insurance. If the Grantor acquires any material Collateral, the Grantor will maintain, with financially sound and reputable insurance companies, (i) insurance (including property insurance) in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption where obtainable) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Agent, upon written request, information in reasonable detail as to the insurance carried and (ii) insurance policies relating to the Inventory and Equipment, if any, (A) insuring such Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or a similar business, (B) insuring the Grantor, the Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, (C) providing that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 15 days after receipt by the Agent of written notice thereof, (D) naming the Agent and the Lenders as insured parties and (E) being otherwise reasonably satisfactory in all material respects to the Agent.

                 (n) Identification of Collateral. The Grantor will furnish to the Agent and the Lenders from time to time such statements and schedules identifying and describing the Collateral, if any, and such other reports in connection with the Collateral, as the Agent may reasonably request, all in reasonable detail.

                 (o) Notices. The Grantor will advise the Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Loan Documents) on, or material adverse claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which would reasonably be expected in the aggregate to have a material adverse effect on the aggregate value of the Collateral, if any, or the Liens created hereunder.

                 (p) Changes in Locations, Name, etc. The Grantor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4(f) or remove its books and records from the locations specified in Section 4(c), (ii) permit any of its Inventory or Equipment to be kept at a location other than those listed on Schedule 1 hereto, unless such Inventory or Equipment is conveyed, sold, leased, transferred, assigned or otherwise disposed of as permitted by subsection 8.6 of the Credit Agreement or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become seriously misleading, unless the Grantor shall have complied with the following:

                          (A) with respect to clauses (i) and (iii) above, the Grantor (x) shall have given the Agent at least 30 days' prior written notice thereof and (y) prior to effecting any such change, shall have taken such actions as may be necessary or, upon the reasonable request of the Agent, advisable to continue the perfection and priority of the Liens granted pursuant hereto, and

                          (B)  with respect to clause (ii) above, the Grantor
                 (x) shall have given the Agent at least fifteen days' prior written notice of the intended location thereof and (y) prior to keeping any Inventory or Equipment at such location, shall have taken such actions as may be necessary or, upon the reasonable request of the Agent, advisable to perfect the Liens granted pursuant hereto with respect to such Inventory or Equipment (it being agreed that, at the Agent's option, (I) the Agent shall prepare and file any UCC-1 or UCC-3 financing statements required to be filed to perfect such Liens and, in such event, the Grantor shall promptly provide to the Agent all information required in connection with such filings or
                 (II) the Grantor shall prepare and file any UCC-1 or UCC-3 financing statements required to be filed to perfect such Liens and, in such event, shall promptly upon receipt of the acknowledgement copy for such filing, forward the original of such acknowledgement copy (together with all attachments to such filing) to the Agent together with a certificate in form attached hereto as Exhibit A, duly completed and executed by the Grantor);

                 provided in each case under clauses (A)(y) and (B)(y), that the Agent shall have taken all actions required by Section 5(a) hereof in connection with such actions of the Grantor.

                 (q) Patents, Trademarks and Copyrights. The Grantor does not own, as of the date hereof, and will not at any time in the future acquire any right, title or interest in or to any Patent, Trademark, Trademark License or Copyright other than with respect to computer software or hardware licenses or other licenses of copyrights granted to the Grantor in the ordinary course of business.

                 6.  Agent's Appointment as Attorney-in-Fact.

                 (a) Powers. The Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following at any time when any Event of Default shall have occurred and be continuing, and to the extent permitted by law:

                    (i) in the name of the Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument or General Intangible (to the extent that the foregoing constitute Collateral) or with respect to any other Collateral and to file any claim or to take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any such Account, Instrument or General Intangible or with respect to any such other Collateral whenever payable;

                    (ii) to pay or discharge taxes and Liens levied or placed on the Collateral, other than Liens permitted under this Agreement or the other Loan Documents, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                   (iii) upon the occurrence and during the continuance of any Event of Default (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask for, or demand, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
         (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any of the Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign any Trademark (along with the goodwill of the business to which any such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing, the termination of the Commitments and the expiration, termination or return to the Issuing Lender of the Letters of Credit.

                 (b) Other Powers. The Grantor also authorizes the Agent, from time to time if an Event of Default shall have occurred and be continuing, to execute, in connection with any sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                 (c) No Duty on the Part of Agent or Lenders. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral (if any) and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                 7. Performance by Agent of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the rate applicable to ABR Loans, shall be payable by the Grantor to the Agent on demand and shall constitute Secured Obligations secured hereby.

                 8. Proceeds. It is agreed that if an Event of Default shall occur and be continuing, (a) all Proceeds of any Collateral received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantor, and at the request of the Agent shall, forthwith upon receipt by the Grantor, be turned over to the Agent in the exact form received by the Grantor (duly indorsed by the Grantor to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from the Grantor or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Lenders as collateral security for the

Secured Obligations (whether matured or unmatured), and/or then or at any time thereafter may be applied by the Agent against, the Secured Obligations then due and owing. Any balance of such Proceeds remaining after the payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing, the termination of the Commitments and the expiration, termination or return to the Issuing Lender of the Letters of Credit shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

                 9. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise all rights and remedies of a secured party under the Code, and, to the extent permitted by law, all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, to the extent permitted by law, forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, at the Agent's request, upon the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations then due and owing, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the repossession, retention or sale of the Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of them. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the then outstanding Secured Obligations, including the reasonable fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

                 10. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person.

                 11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are powers coupled with an interest and are irrevocable until payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing, the termination of the Commitments and the expiration, termination or return to the Issuing Lender of the Letters of Credit.

                 12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 13. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                 14. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                 15. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Agent, provided that any provision of this Agreement for the benefit of the Agent and/or the Lenders may be waived by the Agent in a written letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent.

                 16. Notices. All notices, requests and demands to or upon the Agent or the Grantor to be effective shall be in writing (including by telecopy), and unless otherwise provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed, in the case of the Agent, as set forth in the Credit Agreement, and, in the case of the Grantor, as set forth below its signature below. The Agent and the Grantor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

                 17. Authority of Agent. The Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Loan Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation to make any inquiry respecting such authority.

                 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                 19. Release of Collateral and Termination. (a) At such time as the payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing shall have occurred, the Commitments have been terminated and the Letters of Credit have expired, terminated or been returned to the Issuing Lender, the Collateral (if any) shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. Upon request of the Grantor following any such termination, the Agent shall deliver (at the sole cost and expense of the Grantor) to the Grantor any Collateral held by the Agent hereunder, and execute and deliver (at the sole cost and expense of the Grantor) to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                 (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Grantor in a transaction permitted by the Credit Agreement or the Holding Guarantee, then the Agent shall execute and deliver to the Grantor (at the sole cost and expense of the Grantor) all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

                 20. No Effect on Holding Guarantee; Conflicts. (a) The Grantor acknowledges that nothing in this Agreement shall be deemed to be, or construed as, an amendment or waiver by the Agent or the Lenders of any provisions of the Holding Guarantee, including, without limitation, the restrictions in subsections 10(b) and (c) thereof regarding the Grantor's permitted business activities or right to own assets or property, and the Grantor hereby acknowledges that the Holding Guarantee remains in full force and effect in accordance with its terms and conditions.

                 (b) In the event of a conflict between any provision of this Agreement or the obligations of the Grantor under this Agreement in respect of the collateral described in this paragraph with any provision of, or obligation in respect of such collateral under, in the case of "Collateral" (as defined in the Note Pledge Agreement), the Note Pledge Agreement or, in the case of the "Pledged Collateral" (as defined in the Holding Stock Pledge Agreement"), the Holding Stock Pledge Agreement, the provisions of the Note Pledge Agreement or the Holding Stock Pledge Agreement, as the case may be, shall govern.

                 IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered as of the date first above written.


                                           APS HOLDING CORPORATION


                                           By
                                             ------------------------------
                                              Title:

                                           Address for Notices:
                                           15710 John F. Kennedy Boulevard
                                           Suite 700
                                           Houston, Texas  77032-2347
                                           Attention:  Chief Financial Officer
                                           Telecopy:   (713) 507-1320



ACKNOWLEDGED AND AGREED AS OF
THE DATE HEREOF BY:

THE CHASE MANHATTAN BANK, as Agent


By
  ----------------------------------
   Title:

                                                                     Schedule 1




                                   COLLATERAL


                                      None

                                                                     Schedule 2




                               UCC FILING OFFICES

                            Texas Secretary of State

                                                                      Exhibit A

                       FORM OF FINANCING STATEMENT REPORT

TO:              The Chase Manhattan Bank
                 Lien Perfection Department
                 200 Jericho Quadrangle
                 Jericho, New York  11753

FROM:            APS Holding Corporation


DATE:  ____________________, 199__

================================================================================

ATTACHED ARE UNIFORM COMMERCIAL CODE FILINGS RELATING TO THE FOLLOWING LOAN:

  Name of Debtor: APS Holding                Loan Facility:  A.P.S.,
  Corporation                                Inc.
  ----------------------------------------------------------------------

  ----------------------------------------------------------------------
   Description of Enclosures:
  ----------------------------------------------------------------------
   Contacts and Telephone Numbers:
  ----------------------------------------------------------------------


                COMPLETE THE FOLLOWING GRID FOR EACH UCC FILING:

================================================================================
       Name of Debtor:                           APS Holding Corporation
--------------------------------------------------------------------------------
       Name of Secured Party:
--------------------------------------------------------------------------------
       Type of Filing:
--------------------------------------------------------------------------------
       Filing Date:
--------------------------------------------------------------------------------
       File Number:
--------------------------------------------------------------------------------
       Jurisdiction:
--------------------------------------------------------------------------------
       Security Document:                       [Title] dated ___________, 199__
================================================================================

                 The undersigned hereby certifies that the above described information is true and correct as of the date hereof.

                                         APS HOLDING CORPORATION


                                         By:
                                              -------------------------------
                                              Name:
                                              Title: